UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 13, 2015

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)      On January 2, 2015, William D. Schneider, a founder of Newfield Exploration Company (the “Company”), retired as Senior Vice President - Exploration.  In recognition of Mr. Schneider’s founding of the Company and over 26 years of dedication and service to the Company, the Compensation & Management Development Committee of the Company’s Board of Directors approved a Retirement Agreement (the “Retirement Agreement”) with Mr. Schneider.  The Retirement Agreement (i) became effective January 14, 2015; (ii) includes a release of claims; (iii) attaches a two-year Non-Compete Agreement; (iv) describes the standard separation benefits to which Mr. Schneider was already entitled to as a result of his employment with the Company; and (v) sets forth the additional separation payments to which Mr. Schneider is entitled as a result entering into the Retirement Agreement and executing the corresponding Non-Compete Agreement.  In consideration for executing the Retirement Agreement and the Non-Compete Agreement, Mr. Schneider is entitled to a total cash payment equal to $1,999,138, payable in accordance with the Retirement Agreement.  The foregoing cash payment includes consideration for Mr. Schneider’s forfeiture of certain restricted stock units in connection with his retirement and his performance during 2014. The material terms of the Retirement Agreement, including the release of claims, the Non-Compete Agreement and the additional separation benefits are all described in the Retirement Agreement, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure

On January 13, 2015, the Company issued a press release providing an update on its China business marketing process. A copy of that press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	10.1	Retirement Agreement (the form of Non-Compete Agreement is attached thereto)
	99.1	Press Release Issued by Newfield Exploration Company on January 13, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: January 14, 2015	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description
10.1	Retirement Agreement (the form of Non-Compete Agreement is attached thereto)
99.1	Press Release Issued by Newfield Exploration Company on January 13, 2015